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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 1, 1998


                                  EXCITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                   CALIFORNIA
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                         (State or other jurisdiction of
                                 incorporation)



      0-28064                                                  77-0378215
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    (Commission                                              (IRS Employer
    File Number)                                           Identification No.)


     555 Broadway, Redwood City, CA                                94063
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 (Address of principal executive offices)                        (Zip Code)


                                 (650) 568-6000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)




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ITEM 5:  OTHER EVENTS.

        Acquisition of Classifieds2000.

       Effective as of April 1, 1998, Excite, Inc. (the "Company"), entered into a definitive agreement to acquire Classifieds2000, Inc., a California corporation ("Classifieds2000"). In connection with this acquisition, the Company issued 864,871 shares of its Common Stock to Classifieds2000 stockholders, 89,000 of which are subject to an escrow to secure certain indemnification obligations. Excite also assumed outstanding options and warrants to purchase shares of Classifieds2000 capital stock, which options and warrants are exercisable for approximately 22,998 and 2,121 shares, respectively, of Excite Common Stock. This transaction will be accounted for as a pooling of interests. The Company intends to file a Registration Statement on Form S-8 with respect to the assumed options, and upon the filing of such Registration Statement on Form S-8, any shares of Common Stock subject to options which are exercisable will be available for resale in the public market. In addition, the Company is obligated to file, within 90 days of the closing of the acquisition, a Registration Statement on Form S-3 with respect to the resale of the shares of the Company's Common Stock issued to Classifieds2000 security holders in connection with the acquisition or issuable upon exercise of assumed warrants.

        The information set forth in the Company's press release dated April 6, 1998 and filed as an exhibit to this report is incorporated herein by reference.

        Earnings Announcement and Operating Highlights.

        On April 16, 1998, the Company reported financial results and operating highlights for the first quarter of 1998. The information set forth in the Company's press release dated April 16, 1998 and filed as an exhibit with this report is incorporated herein by reference.

        Forward-Looking Statements.

        The press releases filed as exhibits to this report include "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press releases are "forward-looking" rather than "historic." The press releases also state that a more thorough discussion of factors affecting the Company's operating results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and the Company's other reports filed with the SEC.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits.

               The following exhibits are filed herewith:



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               2.1 Agreement and Plan of Reorganization dated as of March 31,
1998 by and among the Company, Excite 2000 Acquisition Corporation, Classifieds2000, Inc., Sani
El-Fishawy and Karim El-Fishawy.

               99.1 Press Release dated April 6, 1998.

               99.2 Press Release dated April 16, 1998.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EXCITE, INC.



Date:  April 17, 1998                       By:  /s/ ROBERT C. HOOD
                                                 -------------------------------
                                                 Robert C. Hood
                                                 Executive Vice President, Chief
                                                 Administrative Officer and
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit 2.1    Agreement and Plan of Reorganization dated as of March 31,
               1998 by and among the Company, Excite 2000 Acquisition
               Corporation, Classifieds2000, Inc., Sani
               El-Fishawy and Karim El-Fishawy.

Exhibit 99.1   Press Release dated April 6, 1998.

Exhibit 99.2   Press Release dated April 16, 1998.



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